UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street 25th Floor Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Company held its annual meeting of stockholders (the “Annual Meeting”) on May 14, 2020.

(b)	The voting results from the Annual Meeting were as follows:

1.	Each of the following 11 directors was elected to our Board of Directors, to serve until the next annual meeting of stockholders in 2021 or until their respective successors are elected and qualified. Each director received the number of votes set forth below. For each director, there were 11,682,811broker non-votes.

Name	For	Against	Abstain
Brandon B. Boze	281,714,612	9,129,390	619,673
Beth F. Cobert	285,318,850	5,597,081	547,744
Curtis F. Feeny	278,309,707	12,445,326	708,642
Reginald H. Gilyard	288,934,595	1,968,195	560,885
Shira D. Goodman	290,476,628	378,020	609,027
Christopher T. Jenny	288,208,047	2,635,898	619,730
Gerardo I. Lopez	273,940,997	16,964,524	558,154
Robert E. Sulentic	290,411,076	496,924	555,675
Laura D. Tyson	290,177,282	677,411	608,982
Ray Wirta	289,314,691	1,590,806	558,178
Sanjiv Yajnik	289,603,251	1,183,924	676,500

2.	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2020 was approved by a vote of 291,831,857 shares in favor, 10,814,519 shares against and 500,110 shares abstaining. There were no broker non-votes on this proposal.

3.	The advisory approval of named executive officer compensation for the fiscal year ended December 31, 2019 was approved by a vote of 269,839,212 shares in favor, 17,304,838 shares against and 4,319,625 shares abstaining. There were 11,682,811 broker non-votes on this proposal.

4.	The stockholder proposal regarding the stock ownership threshold necessary for our stockholders to call special stockholders meetings was not approved. This stockholder proposal received a vote of 122,984,048 shares in favor, 167,860,570 shares against and 619,057 shares abstaining. There were 11,682,811 broker non-votes on this proposal.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2020	CBRE GROUP, INC.

	By:	/s/ DARA A. BAZZANO
Dara A. Bazzano
Senior Vice President, Global Finance and Chief Accounting Officer